                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):       December 31, 1997
                                                       ---------------------

                              ESCALON MEDICAL CORP.
            -----------------------------------------------------------
                (Exact Name of Registrant Specified in Charter)

    California                  0-20127                  33-0272839
-------------------       -------------------        ------------------
  (State or Other           (Commission File          (I.R.S. Employer
  Jurisdiction of               Number)             Identification No.)
  Incorporation)



          351 East Conestoga Road
           Wayne, PA                                                       19087
------------------------------------------                                -----------
(Address of Principal Executive Offices)                                  (Zip Code)



Registrant's telephone number, including area code:        (610)688-6830
                                                       ---------------------


        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

                 On December 31, 1997, the Company issued $1,350,000 of Series A 6% Convertible Preferred Stock in a private placement. The net proceeds will be used by the Company for working capital purposes. After March 1, 1998, the Preferred Stock may be converted at the option of the holder into shares of the Company's Common Stock at a rate determined by dividing the liquidation value of the Preferred Stock being converted by the conversion price then in effect. The conversion price will be the lesser of (i) the five-day average closing bid price prior to December 31, 1997, or (ii) up to 82% of the five-day average closing bid price prior to the conversion date. Any Preferred Stock that is outstanding on December 31, 1999, will be automatically converted into Common Stock. The Preferred Stock pays cumulative dividends of 6% per annum payable quarterly in cash or Common Stock, at the Company's option. The Preferred Stock may be redeemed, at the option of the Company. The Preferred Stock was accompanied by a five-year Warrant to purchase 40,000 shares Common Stock at exercise prices ranging from the closing bid price as of December 31, 1997 to 135% of that closing bid price. The Company also issued to the private placement agent a similar Warrant to purchase 50,000 shares of Common Stock. The Company has agreed to register the Common Stock underlying the Preferred Stock and the Warrants.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                 (b)      Pro Forma Financial Information

                 The following unaudited pro forma balance sheet as of November 30, 1997 gives effect to the transaction noted in Item 5 above. The pro forma balance sheet was prepared by the management of the Company based upon the historical financial statements of the Company. The pro forma adjustments are based on the terms of the financing along with managment's estimate of related offering costs. The pro forma balance sheet should be read in conjunction with the Company's annual report on Form 10-K and its quarterly report on Form 10-Q filed with the Securities and Exchange Commission in October and November 1997, respectively.





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                              ESCALON MEDICAL CORP.

                             PRO FORMA BALANCE SHEET

                                   (UNAUDITED)

                                                                 NOVEMBER 30,        PRO FORMA        PRO FORMA
                                                                     1997           ADJUSTMENTS        BALANCE
                                                               ----------------   --------------    -------------
                            ASSETS
                            ------
Current Assets:
     Cash and cash equivalents                                     $ 1,552,464      $ 1,158,000      $ 2,710,464
     Investments                                                        95,000                            95,000
     Accounts receivable, net                                          717,675                           717,675
     Inventories, net                                                  713,739                           713,739
     Other current assets                                               44,195                            44,195
                                                               ----------------   --------------    -------------
                     Total current assets                            3,123,073        1,158,000        4,281,073

Furniture and equipment, at cost, net                                   83,066                            83,066
Long-term receivables                                                  150,000                           150,000
License and distribution rights, net                                   933,072                           933,072
Patents, net                                                           486,299                           486,299
Goodwill, net                                                        1,042,779                         1,042,779
Other assets                                                            12,342                            12,342
                                                               ----------------   --------------    -------------

                                                                   $ 5,830,631      $ 1,158,000      $ 6,988,631
                                                               ================   ==============    ==============

  LIABILITIES AND SHAREHOLDERS' EQUITY
  ------------------------------------
Current Liabilities:
     Current portion of capital lease obligations                  $     1,220      $                $     1,220
     Accounts payable                                                  709,780                           709,780
     Accrued and other liabilities                                     138,675                           138,675
                                                               ----------------   --------------    -------------
                     Total current liabilities                         849,675                           849,675
                                                               ----------------   --------------    -------------

Commitments

Shareholders' Equity:
     Preferred stock, no par value; 2,000,000 shares
       authorized; 1,350 shares issued and outstanding                   --           1,158,000        1,158,000
     Common stock, no par value; 35,000,000 shares
       authorized; 2,629,379 shares issued and outstanding
       at November 30, 1997                                         44,645,440                        44,645,440
     Accumulated deficit                                           (39,664,484)                      (39,664,484)
                                                               ----------------   --------------    -------------
                     Total shareholders' equity                      4,980,956        1,158,000        6,138,956
                                                               ----------------   --------------    -------------

                                                                   $ 5,830,631      $ 1,158,000      $ 6,988,631
                                                               ================   ==============    ==============



                     See notes to pro forma balance sheet

                             ESCALON MEDICAL CORP.

                        NOTES TO PRO FORMA BALANCE SHEET

         The November 30, 1997 unaudited pro forma balance sheet reflects the impact on the Company's capital structure for the issuance of 1,350 shares of nonvoting Series A 6% Convertible Preferred Stock ("Preferred Stock") on December 31, 1997 from which the Company received funds totaling approximately $1,158,000, net of estimated offering costs of $192,000. After March 1, 1998, the Preferred Stock may be converted into shares of the Company's Common Stock at a rate determined by dividing the liquidation value of the Preferred Shares being converted by the stated conversion price which is the lessor of (i) the five-day average closing bid price prior to the December 31, 1997 funding date, or, (ii) up to 82% of the five-day average closing bid price prior to a conversation date. The maximum number of shares of Common Stock that may be issued upon conversion of the Preferred Stock is 19.9% of the issued and outstanding shares of Common Stock as of December 31, 1997. The Preferred Stock must be converted into shares of Common Stock by December 31, 1999.

         The Preferred Stock pays cumulative dividends of 6% per annum payable quarterly in cash or by issuing shares of the Company's Common Stock. The Preferred Stock may be redeemed, at the option of the Company, at any time prior to conversion in cash at the redemption price.

         In connection with the issuance of the Preferred Stock, the Company issued warrants to purchase 90,000 shares of the Company's Common Stock to the buyer and underwriter. These warrants have any exercise price ranging from the closing bid price as of December 31, 1997, the funding date, and 135% of the closing bid price as of the funding date and expire on December 31, 2002.
While the Company has not yet assigned a value to the warrants, the net impact on the pro forma adjustments is $0.

                 (c)      Exhibits

            Exhibit Number              Description
            --------------              -----------





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                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ESCALON MEDICAL CORP.
                                          (Registrant)


                                      By  /s/ John T. Rich
                                         --------------------------
                                           John T. Rich
                                           Vice President, Finance and
                                           Administration, Secretary


Dated:  January 2, 1998